EXHIBIT 10(d)18

BASE SALARIES OF NAMED EXECUTIVE OFFICERS

GULF POWER COMPANY

The following are the annual base salaries, effective March 1, 2011, of the current Chief Executive Officer and Chief Financial Officer of Gulf Power Company and certain other current or former executive officers of Gulf Power Company who served during 2010.

Susan N. Story*                                                                                     $494,400
President and Chief Executive Officer
Mark A. Crosswhite**                                                                          $399,543
President and Chief Executive Officer
Philip Raymond***                                                                               $271,039
Vice President and Chief Financial Officer
P. Bernard Jacob                                                                                    $249,884
Vice President
Theodore J. McCullough****                                                            $219,305
Vice President
Bentina C. Terry                                                                                     $251,533
Vice President
R. Scott Teel*****                                                                                $227,161
Vice President and Chief Financial Officer

*           Through December 31, 2010
**         From January 1, 2011
***      Through August 12, 2010
****    Through June 30, 2010
*****  From August 13, 2010